Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 – SUBSEQUENT EVENTS

On September 13, 2024, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors identified therein for a best efforts follow-on public offering (the “Offering”) of (i) 8,980,251 Class A Ordinary Shares, par value $0.001 per share (“Shares”) and (ii) 8,980,251 common warrants to purchase 8,980,251 Class A Ordinary Shares (“Common Warrants”), at an exercise price of $0.972 per share, exercisable within one year anniversary of the closing of the Offering. The Shares and Common Warrants were sold at a combined public offering price of $0.81 per share and accompanying warrants. Each Class A Ordinary Share were sold together with one Common Warrant. The Offering was closed on September 17, 2024, and the Company received aggregate gross proceeds of $7.3 million from the Offering, before deducting offering expenses and commissions, excluding the exercise of any Common Warrants. On September 24, 2024, 3,890,749 Class A Ordinary Share were issued as the 5,893,829 common warrants were exercised on a cashless basis.

The Company evaluated the subsequent events through September 27, 2024, which is the date of the issuance of these unaudited condensed consolidated financial statements, and concluded that there are no additional subsequent events except disclosed above that would have required adjustment or disclosure in the unaudited condensed consolidated financial statements.